                                                                 Exhibit 15(e)


                               FORM OF SCHEDULE A
                           TO THE AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                   BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                              DATED OCTOBER 1, 1993

NAME OF FUND                                         COMPENSATION*
------------                                         -------------
American Performance Cash           Annual rate of twenty-five one-hundredths
Management Fund                     of one percent (.25%) of American Performance
                                    Cash Management Fund's average daily net assets.

American Performance U.S.           Annual rate of twenty-five one-hundredths
Treasury Fund                       of one percent (.25%) of American Performance
                                    U.S. Treasury Fund's average daily net assets.

American Performance                Annual rate of twenty-five one-hundredths
Bond Fund                           of one percent (.25%) of American Performance
                                    Bond Fund's average daily net assets.

American Performance                Annual rate of twenty-five one-hundredths
Intermediate Bond Fund              of one percent (.25%) of American Performance
                                    Intermediate Bond Fund's average daily net assets.

American Performance                Annual rate of twenty-five one-hundredths
Intermediate Tax-Free Bond Fund     of one percent (.25%) of American Performance
                                    Intermediate Tax-Free Bond Fund's average
                                    daily net assets.

American Performance                Annual rate of twenty-five one-hundredths
Equity Fund                         of one percent (.25%) of American Performance
                                    Equity Fund's average daily net assets.

                           TO THE AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                   BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                              DATED OCTOBER 1, 1993

NAME OF FUND                              COMPENSATION*
------------                              -------------
American Performance            Annual rate of twenty-five one-hundredths
Aggressive Growth Fund          of one percent (.25%) of American Performance
                                Aggressive Growth Fund's average daily net assets.

American Performance            Annual rate of twenty-five one-hundredths
Short-Term Income Fund          of one percent (.25%) of American Performance
                                Short-Term Income Fund's average daily net assets.

American Performance            Annual rate of twenty-five one-hundredths
Balanced Fund                   of one percent (.25%) of American Performance
                                Balanced Fund's average daily net assets.

American Performance            Annual rate of twenty-five one-hundredths
Growth Equity Fund              of one percent (.25%) of American Performance
                                Growth Equity Fund's average daily net assets.

                           TO THE AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                   BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                              DATED OCTOBER 1, 1993


NAME OF FUND                                     COMPENSATION*
------------                                     -------------
American Performance                    Annual rate of twenty-five one-hundredths
Small Cap Equity Fund                   of one percent (.25%) of American Performance
                                        Small Cap Equity Fund's average daily net assets.

[SEAL]                                  AMERICAN PERFORMANCE FUNDS

                                        By:
                                           -----------------------------
                                        Title:
                                              --------------------------
                                        Date:                     , 1999
                                             --------------------

                                        BISYS FUND SERVICES LIMITED
PARTNERSHIP
                                        By:  BISYS Fund Services, Inc.,
                                                 General Partner

                                        By:
                                           -----------------------------
                                        Title:
                                              --------------------------
                                        Date:                     , 1999
                                             --------------------


*  All fees are computed daily and paid monthly.


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